Rule 497(k)
File Nos. 333-289838 and 811-24117
Corgi ETF Trust I
Inside Ownership 100 ETF
Cboe BZX Exchange, Inc. — OWN
Summary Prospectus
May 28, 2026
Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at insideownership100.com. You can also get this information at no cost by calling (855) 552-6744. The current prospectus and statement of additional information, dated May 28, 2026, are incorporated by reference into this Summary Prospectus.
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Inside Ownership 100 ETF
OWN

Investment Objective
The Inside Ownership 100 ETF (the "Fund") seeks to track the performance, before fees and expenses, of the Inside Ownership 100 Index (the "Index").
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (the "Shares"). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.49%
1 Under the unitary fee arrangement, Corgi Strategies, LLC (the "Adviser") will bear substantially all of the Fund's ordinary operating expenses, except for: advisory fees; interest on borrowings for investment purposes; dividends and other expenses on securities sold short; taxes; brokerage commissions and other costs of purchasing and selling portfolio securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; any distribution fees and expenses paid under a Rule 12b-1 plan adopted pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); litigation expenses; and other non-routine or extraordinary expenses.
2 The Fund is newly organized. All fees and expenses are estimated for the current fiscal year.
Expense Example
This Example is designed to help you compare shareholder costs across funds. It assumes a $10,000 investment held for the periods shown and a full redemption at the end of each period, with a 5% annual return and unchanged operating expenses. Your actual expenses may differ; based on these assumptions, your costs would be as shown.
1 Year	3 Years
$50	$157
Portfolio Turnover
When the Fund buys and sells securities and derivatives, it incurs trading costs such as brokerage commissions. Greater trading activity (often called portfolio turnover) generally means higher trading expenses and, in taxable accounts, may result in larger taxable distributions. These amounts are not included in Total Annual Fund Operating Expenses or in the Expense Example and will reduce the Fund's returns. Because the Fund is newly formed, a portfolio turnover rate is not yet available.
Principal Investment Strategies
The Fund is an exchange-traded fund ("ETF") that uses a passive management (or indexing) approach to seek to track the performance, before fees and expenses, of the Inside Ownership 100 Index (the "Index"). The Index measures the performance of shares owned by insiders as a group and, using the S&P 500
®
as the eligible universe filter, selects and weights the 100 companies with the highest "inside ownership" value (subject to an insider-shares cap) and rebalances quarterly.
The Index is the property of Inside Ownership Index Inc. (the "Index Owner" or "Index Sponsor"), which is responsible for the Index methodology (including selection criteria, constituent determination, and weighting methodology).
Inside Ownership Index Inc. has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Index.
The Index
I. Eligible Universe
The Index's eligible universe consists of the S&P 500
®
universe (i.e., the constituents of the S&P 500
®
, as determined by S&P Dow Jones Indices) and is intended to provide exposure to U.S. companies meeting the S&P 500's market-cap and eligibility standards. S&P 500
®
eligibility standards generally include, among other criteria, market-cap thresholds, liquidity, and financial viability/profitability requirements.
II. Constituent Selection
From the S&P 500
®
universe, the Index identifies and ranks companies based on the value of shares owned by insiders. Specifically, the Index determines the number of shares owned by insiders as reported in each company's DEF 14A proxy filing, applies a cap such that insider shares used in the calculation are limited to a maximum of 5% of total shares outstanding, and then multiplies that capped insider share count by the company's share price to compute the "value" used for selection and weighting. On a quarterly basis, the Index selects the 100 companies with the highest "value" as calculated above (the "Constituents").
III. Weighting
Constituents are initially weighted proportionally based on the value of insider ownership (i.e., the capped insider share amount multiplied by share price), such that issuers with larger insider ownership receive higher weights in the Index. For purposes of the insider-ownership calculation, total insider shares are capped at 5% of total shares outstanding, which the Index Sponsor describes as intended to reduce over-concentration risk and to comply with U.S. tax law for passive indexing. If the initial proportional weights would result in any single constituent representing more than 24% of the Index, or if the aggregate weight of constituents representing more than 4.9% of the Index would exceed 49%, the Index applies a rules-based, mathematical concentration reduction process. This process proportionally scales the insider-ownership value inputs across all constituents and reweights the Index on a pro rata basis until the applicable concentration constraints are satisfied. The process is applied uniformly, without discretion, does not alter constituent selection or rank order, and does not result in the addition or removal of constituents.
IV. Rebalancing
The Index is reconstituted and rebalanced quarterly. At each quarterly rebalance, insider share data (sourced from DEF 14A proxy filings) is refreshed, the Index identifies the 100 companies with the highest value under the methodology, and weights are reset proportionally across the Constituents, subject to the concentration reduction process described above, if applicable.
Index Administration
Index Sponsor
: Inside Ownership Index Inc.
Calculation Agent:
S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC).
Bloomberg Ticker:
INSIDER

Return Type:
Total Return

Launch Date:
November 26, 2024
Principal Risks of Investing in the Fund
The principal risks are presented below in order of importance as determined by the Adviser, with the most significant risks appearing first. Each risk described below is considered a "principal risk" of investing in the Fund, regardless of its order. As with any investment, you could lose all or part of your investment. Any of these risks could adversely affect the Fund's net asset value ("NAV"), market price, yield, total return, and/or its ability to achieve its objective.
AP and Market Maker Dependence Risk.
The Fund relies on a limited number of authorized participants ("APs") and market makers to create, redeem, and provide liquidity in Shares. If these firms curtail or cease their activities and others do not step in, Shares may trade at significant premiums/discounts to NAV, experience wider bid-ask spreads, or be subject to trading halts or delisting.
Premium/Discount to NAV Risk.
Shares trade at market prices that may be above (premium) or below (discount) NAV, particularly when market volatility is elevated, trading volume is limited, or the Index/portfolio experiences disruptions.
Index Calculation & Methodology Risk.
The Index may be calculated incorrectly or the methodology may be misapplied due to errors, delays, or omissions in data, corporate action processing, or the application of Index rules. Such issues may cause unintended inclusions or exclusions, inaccurate weights, or delayed implementation of Index changes and, until corrected, may cause the Fund to deviate from its intended exposures and from the Index's published values.
Unaffiliated Index Owner Risk.
The Index is owned and maintained by an unaffiliated third party (the Index Owner). The Adviser has no control over the Index methodology or the Index Owner's determinations, including how the methodology is interpreted or applied to corporate actions, data questions, or constituent eligibility. Decisions, changes, or failures by the Index Owner may adversely affect the Index and, in turn, the Fund.
Tracking Difference and Tracking Error Risk.
The Fund's results may differ from those of the Index for various reasons. The Fund bears operating expenses and portfolio transaction costs that the Index does not. The Fund may not be fully invested in Index constituents at all times, may hold securities not included in the Index, and may experience timing differences, cash holdings, corporate actions, tax considerations, or fair-value pricing that contribute to tracking difference.
Operational and Cybersecurity Risk.
The Fund and its service providers rely on complex processes and technology. Human error, processing or communication failures, cyber incidents, or disruptions at counterparties and other third parties could impair operations, result in financial loss, or hinder the Fund's ability to meet its objective.
Passive Strategy Risk.
The Fund seeks to track the Index and, under normal circumstances, does not take temporary defensive positions. Performance may deviate from broad market returns or active strategies; the Fund will not attempt to mitigate declines in the Index.
Inside Ownership Focus Risk.
Because the Index selects and weights companies based on the value of shares owned by insiders, the Fund will be concentrated in companies with higher levels of insider ownership and may be more exposed to risks associated with concentrated insider influence or control. These companies may present heightened governance risks (including conflicts of interest and related-party transactions), key-person and succession risks, and decision-making that may not align with the interests of other shareholders. The insider-ownership screen also narrows the investable universe, which may cause the Fund's performance to differ, positively or negatively, from broader equity markets and increase volatility.
Sector Focus Risk.
Inside Ownership issuers may cluster in particular sectors or industries. If the Index becomes concentrated in any sector(s), the Fund will reflect that concentration and may be more sensitive to sector-specific developments than a more diversified approach.
Third-Party Data Risk.
The Index relies on third-party data (e.g., prices, shares outstanding/free float, classifications, and corporate actions) and is calculated by S&P Dow Jones Indices (the "Index Calculator") based on rules owned and set by Inside Ownership Index Inc. (the "Index Owner"). Errors, delays, or misapplications by data vendors, the Index Owner, or the Index Calculator may cause incorrect constituents/weights or delayed changes, which could cause the Fund to deviate from the Index and its published values. If required data licenses are unavailable or revoked, or fees materially increase, Index calculation or dissemination may be interrupted or terminated on short notice.
Non-Diversified Fund Risk.
As a non-diversified fund under the Investment Company Act of 1940, the Fund may invest a larger portion of assets in fewer issuers than a diversified fund. Losses in a single issuer could have a proportionately greater adverse effect on the Fund's performance.
New Fund Risk.
The Fund is newly organized and has limited or no operating history. It may take time to attract assets, build secondary-market liquidity, and achieve efficient index tracking.
New Adviser Risk.
The Adviser is both a newly registered investment adviser and has limited experience managing a registered fund. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund's intended investment objective.
Large-Capitalization Companies Risk.
Large-cap issuers can be slower to adapt to competitive or technological shifts and, in some environments, may underperform smaller companies that are more nimble.
Brokerage Commissions and Bid-Ask Spread Risk.
Investors transacting in the secondary market will pay brokerage commissions and may bear costs associated with the bid-ask spread. These costs tend to rise when trading volume is low or markets are stressed and can materially reduce investment results, especially for frequent or small transactions.
Swap Agreements and Other Derivatives Risk.
To the extent the Fund uses derivatives (e.g., total return swaps) to obtain exposure or for portfolio management, it is subject to counterparty, liquidity, valuation, leverage, and correlation risks. Derivatives can be more volatile than direct holdings and may increase exposure to certain market risks.
Equity Market Risk.
Equity securities may experience significant price volatility, including sharp declines or extended downturns, due to broad market conditions or developments specific to an issuer, industry, or sector. Common stockholders are subordinate to preferred stockholders and creditors in the capital structure.
General Market Risk.
Global economies and financial markets are interconnected, and events in one country or region may adversely affect markets elsewhere. The Fund's holdings may underperform due to inflation, interest-rate changes, shifts in demand, natural disasters, public-health emergencies, or governmental actions.
Market Events Risk.
Security prices can move substantially based on business cycles, geopolitical events, or market sentiment. Global shocks (such as wars, pandemics, sanctions, or trade restrictions) have increased market volatility and could continue to do so, adversely affecting the Fund's investments.
Performance
Because the Fund has not completed a full calendar year of operations as of the date of this Prospectus, performance information is not presented. After the Fund has a full calendar year of results, this section will include a calendar-year bar chart and a table of average annual total returns, which will help illustrate the variability of returns over time and will compare the Fund's results with those of the Index and a broad-based securities market index. Past performance (before and after taxes) is not a guarantee of future results. Once available, updated performance information will be posted on the Fund's website at insideownership100.com.
Management
Investment Adviser
Corgi Strategies, LLC serves as investment adviser to the Fund.
Portfolio Managers
The individuals primarily responsible for the day-to-day management of the Fund are Isaac Hargett, Anthony Crinieri, and Miles Braden, each a Portfolio Manager for the Adviser, each of whom has served as a portfolio manager of the Fund since 2026.
Purchase and Sale of Shares
The Fund issues and redeems shares only in large blocks called "Creation Units" at NAV next determined after an order is accepted. Only authorized participants ("APs") may transact in Creation Units directly with the Fund. Creation Units are generally issued and redeemed in exchange for a basket of securities and/or cash; the Fund may, in its discretion, permit or require all-cash creations or redemptions.
Individual Shares are listed for trading on Cboe BZX Exchange, Inc. (the "Exchange") and may be bought or sold in the secondary market at market prices rather than at NAV. Market prices may be above (premium to) or below (discount to) NAV. Investors trading on an exchange will pay brokerage commissions and may be affected by the bid-ask spread.
As available, information required by Rule 6c-11 (including the Fund's NAV, market price, historical premiums/discounts, and median bid-ask spread) will be posted on the Fund's website at insideownership100.com.
Tax Information
Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, and/or capital gains (or some combination), unless shares are held through an individual retirement account ("IRA") or other tax-advantaged arrangement, in which case taxes may be due upon withdrawal. Your tax treatment may vary; consult your tax adviser about your particular circumstances.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.